iTalk, Inc. Assumed Three Premium Cellular Branded Retail Stores and Opened Seven Exclusive Branded Prepaid Stores under Management

Delray Beach, Florida, July 11, 2016 - iTalk Inc. (OTCQB: TALK) (“iTalk” or the “Company”), a value added distributor and master agent for the wireless industry is pleased to announce the assumption of three Arkansas high volume branded premium retail stores under its management and seven exclusive branded prepaid stores in Georgia, Texas and the Carolinas.

Mr. David Lee, President of iTalk, said, “The transfer of these three premium branded stores in Arkansas to UMS allows for iTalk to continue its organic market expansion plan in a profitable market segment while strengthening its postpaid business. We are also excited to be able to demonstrate our team’s ability to deliver excellent customer experience and operational efficiencies through the successful launch of the new prepaid stores.”

Mr. David Levy, iTalk’s CEO, said, “The branded prepaid cellular program is a new market segment for iTalk. We believe it presents exponential growth opportunities for the Company”.

About iTalk

iTalk is a full service solutions provider for the mobility industry, specializing in retail and wholesale distribution, master agent services, as well as providing turnkey dealer portal and logistic solutions to our customers and dealers. We have positioned ourselves to stay ahead of the evolving mobile technology curve through our focus on creative value added services. Through our extensive offerings, iTalk has set itself apart by implementing innovative solutions to the customers and dealers of the carriers it serves. iTalk is a proud preferred distribution partner with the fastest growing Post Paid carrier in the nation as well as the number 1 fastest growing Prepaid Carrier in the nation. Through its extensive portfolio of capabilities and talent, iTalk is able to provide turnkey solutions to meet the demands of today’s wireless industry and provide value added solutions to its growing network of resellers and eCommerce driven consumers. Our foundation is built on a solid distribution network, comprised of various channels enabling us to continue to source and develop innovative products and services while quickly deploying new emerging mobile technologies and brands into the marketplace. iTalk currently employs 30 people and is based in Norcross, GA with operations in San Antonio, TX, Dallas TX, the Carolinas, Georgia and Miami, FL, with planned expansion to growth markets throughout the United States.

For further information regarding iTalk Inc., contact:

iTalk Inc. - Investor Relations Dept.

E-mail: investor@italkmobility.com

Website: www.italkmobility.com

Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this release are made as of the date hereof and iTalk, Inc. undertakes no obligation to update such statements. The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by and information currently available to the Company or its management. When used in this document, the words “anticipate,” “estimate,” “expect,” “intend,” “plans,” “projects,” and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of these uncertainties.